EXHIBIT 10.26


Summary of Loan Agreement Signed With Agricultural Bank Using the Credit Line Under Comprehensive Agreement 2:

Contract No.:                           (Shenzhen   Longgang)   Nong  Yin Jie Zi
                                        (81101200500000658)

Loan Amount (RMB):                      30 million yuan

Contract Term:                          25th March 2005 ~ 25th September 2005

Liabilities of Breach of Contract:      Breach of contract  penalty;  withdrawal
                                        of loan, prepayment of principal and interest before maturity, attachment of assets; imposition of compound interest;
                                        lawyer's fee and travel cost in case of litigation due to the Company 's breach of contract etc.